Exhibit 10.2

URBAN CONTROL DEPARTMENT LAND USE OFFICE DOCUMENT NUMBER: EXP/75 US775/2014 MATTER: TECHNICAL OPINION OF LAND USE

Playas de Rosarito, B.C on March 31st, 2014

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C. RUBEN BONILLA RODRIGUEZ	CITY HALL
C. MUCIÑO QUIÑONES JOSE LUIS	PLAYAS DE ROSARITO
LAND OWNERS	FILED
TRATAMIENTOS AMBIENTALES SCORPION S.A DE C.V	APRIL 08, 2014
APPLICANT	URBAN CONTROL DEPARTMENT

By this mean and in response to the request US/75/2014, filed in this office, related to TECHNICAL OPINION of Land use for the CONSTRUCTION OF A WASTE PROCESSING PLANT BASED IN A THERMAL OXIDATION (Surface of 16.06.72.50 hectares), located at plots No. 45 and 46 Ejido Plan Libertador, Km 35+000 Boulevard 2000 Ros-Tij, of this Municipality of Playas de Rosarito, B.C.

After analyzing the guidelines of the program of Urban Development of the City of Rosarito B.C, 2007-2020 (PDUCP-PR) published in the official newspaper number 43 of the State of Baja California, on October 19th, 2007, urban variables that affect the area as well as physical property inspection we found the following matters:

1. In the Letter of Urban Structure proposed for the year 2020 of PDUCP-PR (according annex of the Letter D5) the area is classified with land use: ARC: AREA OF CASUISTRY RESERVATION.

2. To meet land use conditions not covered by this program (2007-2020 PDUCP-PR), will be used the concept of CASUISTIC ANALYSIS so that any proposal of use be technically evaluated before being accepted or rejected. For the case where the locations are public purposes, if the property is private will be considered the provisions by the Urban Development Law, which states the procedure to ensure the future of the property.

3. In point 3.12.2 the Compatible Land use table indicates the zone as reserve area, industrial land use C: CONDITIONED.

4. In the backgrounds point of PDUCP-PR for the study and analysis of the urban area, the City is classified in 14 sectors, in this case the zone is located on the limit of the Population Center of Rosarito.

5. In its normative level the PDUCP-PR-states as particular targets for urban image, seeks to define a distinctive urban image to Rosarito, through regulation of new development and rebuilding of the image in the current urban corridors. All in terms of urban character that keeps tourist town in the region.

6. In the standards and land criteria point, the topography, geological vulnerability and urban risks are considered conditions. Within the assessment by topographic setting are considered ranges land use suitability as described below:

TEL: (661) 6149600 AND (661) 6149656

C. José Haroz Aguilar No. 2000, Fracc. Villa Turística, Playas de Rosarito, B.C, C.P 22710

URBAN CONTROL DEPARTMENT LAND USE OFFICE DOCUMENT NUMBER: EXP/75 US775/2014 MATTER: TECHNICAL OPINION OF LAND USE

• Pending	0%-2%	CONDITIONED
• Pending	3% to 15%	SUITABLE
• Pending	16% to 35%	CONDITIONED
• Pending	Greater than 35%	NOT SUITABLE

7. Based on the criteria of urban development, published in the Official Gazette of the Federation on August 14, 1990, with the essential purpose of achieving the integration of a basic reference instrument to help to avoid critical situations in the development of population centers. Regarding territorial occupancy the following is stated:

a. 0.4. It should not be allowed urban development in: susceptible areas to landslides or landslides, on or at the foot of slopes, whose material is inconsistent and fragile adhesion, prone to detachment for the heavy rains, hydraulic saturation, overweight, vibratory movements or earthquakes, leaving a minimum security strip of 25 feet between the bases of these and the development. At the foot of artificial slope in the minimum safety margin noted above.

b. 0.5 It should not be allowed urban development in areas with more rugged terrain or slopes greater than 35%.

c. 0.8 It should not be allowed urban development inside or shore of the lake beds, ponds and reservoirs, or in the beds of rivers, streams and canals. The prohibition includes strict adherence to the protection determined by the maximum flow record on their surfaces or sections in the last 20 years and with a minimum distance of 15 meters of this dimension; It should not be allowed urban development on lands with embossed depressions highly flooded by ground waterproofing during intense or sustained periods of rainfall, or wetlands.

d. U.3 Any residential use, should be out a minimum 30 meters from a line of high-voltage electric transmission.

8. Based on the article 77 of the Regulation of the Law of Urban Development and 19 of the General Management Standard: Study of urban impact. Prior the registration of any demonstration, license, permit or authorization, those who intend to carry out any of the following projects will require the opinion of the Secretariat of Urban Development in environmental urban or urban impact:

I. Housing projects with over 10000 m2 of construction.

II. Project offices, shops, services, equipment industry with over 5000 m2 of construction.

9. Based on the Regulation of the Building Act for the municipality of Playas de Rosarito, Baja California, that provides:

TEL: (661) 6149600 AND (661) 6149656

C. José Haroz Aguilar No. 2000, Fracc. Villa Turística, Playas de Rosarito, B.C, C.P 22710

URBAN CONTROL DEPARTMENT LAND USE OFFICE DOCUMENT NUMBER: EXP/75 US775/2014 MATTER: TECHNICAL OPINION OF LAND USE

10. According to inspection on plots No. 45 and No. 46 are recorded uninhabited lands and the passable access to the area in dirt roads, are observed sections partially with cuts on lands, due to temporal reconditioning using heavy machinery to such accesses, mostly green areas, virgin and natural areas, lands do not have slope greater than 35%, or areas with very hilly reliefs, the lands are adjacent with plot no. 40, to the east with plot no 41, to the south with the limit line of the Center of population of Rosarito and Boulevard 2000 and to the west with plot no. 44 and 47.

11. Consistent with the above and pursuant to the provisions of Article 115 of the Constitution, the Law of Urban Development of the State of Baja California, the Decree No. 166 that approved the creation of the municipality of Playas de Rosarito published in the Official Newspaper on July 21, 1995, the Building Act, the

Law of Ecological Balance and Environmental protection, regulations derived therefrom, and the inspection, this Direction emits FAVORABLE TECHNICAL OPINION OF USE OF LAND FOR CONSTRUCTION OF A WASTE PROCESSING PLANT BASED THERMAL OXIDATION, but conditioned on the following:

a) This technical review conditional on land use is granted without prejudice to any other authorizations that apply to other institutions.

b) This document is issued in intelligence that may be modified or adapted in its content, in consideration for the programs, laws and regulations on urban development and the competent authority.

c) The Protection works undertaken or to be undertaken to mitigate effects caused by nature are the responsibility of the developer.

d) You must pass to the department of environmental management and local ecology to process the license.

e) You must present documentation of current recruitment management services, periodic collection and disposal of organic and inorganic waste and special waste that could be generated.

f) To submit soil mechanics study in areas where the plant is located.

g) You must submit feasibility of PEMEX for your project.

h) You must submit feasibility of C.F.E for your project.

i) You must submit feasibility of C.E.S.P.T for your project.

j) You must submit feasibility of CONAGUA for your project.

k) You must submit feasibility of S.C.T for your project.

TEL: (661) 6149600 AND (661) 6149656

C. José Haroz Aguilar No. 2000, Fracc. Villa Turística, Playas de Rosarito, B.C, C.P 22710

URBAN CONTROL DEPARTMENT LAND USE OFFICE DOCUMENT NUMBER: EXP/75 US775/2014 MATTER: TECHNICAL OPINION OF LAND USE

l) You must submit a copy of the resolution of the environmental impact assessment and risk study that issues the Direction of ecology of the State.

m) Exhibit insurance policy for damages to third parties, if the license is granted.

n) You must attach a copy of the documents mentioned in the preceding paragraphs and present the final design (assembly plant indicating the integration of this project with the rest of the property, architectural facades and floor.

o) You must present study of urban impact to land use department.

p) The above conditions will be reviewed by the department to process your opinion in land use, meeting the requirements of the municipal registration formalities.

q) This FEASIBILITY of land use is only applicable to the requested terms and perceives that in case of SOCIAL REJECTION JUSTIFIED or other verifiable impairment of health risk to the habitants of the area that occurs during the period of construction and operation of this plant, as well as in breach of the conditions set forth in this resolution, this will be revoked.

IMPORTANT NOTICE: THE PRESENT DOCUMENT IS NOT A CONSTRUCTION OR OPERATION PERMIT AND IN CASE OF FALSE INFORMATION RECEIVED IN OWNERSHIP PAPERS OR ANY INFORMATION, THIS DOCUMENT IS AUTOMATICALLY CANCELED.

TEL: (661) 6149600 AND (661) 6149656

C. José Haroz Aguilar No. 2000, Fracc. Villa Turística, Playas de Rosarito, B.C, C.P 22710

URBAN CONTROL DEPARTMENT LAND USE OFFICE DOCUMENT NUMBER: EXP/75 US775/2014 MATTER: TECHNICAL OPINION OF LAND USE

For any changes arising purposes of improving the property, the project must to adhere to the technical specifications of laws and regulations governing urban development of the state of Baja California, as well as the fulfillment of the relevant licenses for utilities and they must be authorized by the relevant agencies.

A t t e n t i v e l y

“FOR A GOVERNMENT THAT

UNDERSTANDS AND CATERS TO PEOPLE”

Illegible signature

C.P Andrés Gómez Nájera

Director of Urban Control

H,V, Municipality of Playas de Rosarito

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CITY HALL
PLAYAS DE ROSARITO
FILED
APRIL 08, 2014
URBAN CONTROL DEPARTMENT

Illegible signature

Juan Manuel Diaz Rios
Department of Land Use
H,V, Municipality of Playas de Rosarito

TEL: (661) 6149600 AND (661) 6149656

C. José Haroz Aguilar No. 2000, Fracc. Villa Turística, Playas de Rosarito, B.C, C.P 22710